Exhibit 99.1
NOTICE OF FULL REDEMPTION
OF
3⅞% CONVERTIBLE SUBORDINATED NOTES DUE 2036
CUSIP NUMBER 89 6522 AF 6
NOTICE IS HEREBY GIVEN to the Holders of the 3⅞% Convertible Senior Notes due 2036 (CUSIP No. 89 6522 AF 6) (the “Securities”) of Trinity Industries, Inc., a Delaware corporation (the “Company”), that, pursuant to the terms of (a) Sections 5.1 and 5.5 of the Indenture, dated as of June 7, 2006 (the “Indenture”), among the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to the Securities and (b) paragraph 6 of the Securities, the Company has elected to redeem all of the Securities outstanding on the Redemption Date (as defined in paragraph (1) below). All terms not otherwise defined herein shall have the meanings set forth in the Indenture. Please be advised that:

(1)	the redemption will occur on June 1, 2018 (the “Redemption Date”);

(2)
the redemption price is equal to 100% of the principal amount of the Securities to be redeemed on the Redemption Date, plus accrued and unpaid interest (including Contingent Interest, if any), to, but excluding, the Redemption Date (the “Redemption Price”);

(3)
the amount of accrued and unpaid interest, to, but excluding, the Redemption Date, is $19.375 per $1,000 principal amount of the Securities, and there is no Contingent Interest payable in connection with the redemption;

(4)
on the Redemption Date, the Redemption Price will become due and payable upon each Security to be redeemed, and, unless the Company defaults in making the redemption payment, interest thereon shall cease to accrue on and after the Redemption Date;

(5)
the Securities may be surrendered for payment of the Redemption Price to the Paying Agent (set forth in paragraph (12) below), through the facilities of the Depository Trust Company in the usual manner;

(6)	the Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(7)	payment of the Redemption Price will be made through the facilities of the Depository Trust Company in the usual manner;

(8)
the Securities called for redemption may be converted as provided in Article XII of the Indenture and paragraph 8 of the Securities at any time prior to the close of business on the second Trading Day prior to the Redemption Date, or 5:00 p.m., New York City time, on May 30, 2018 (the “Conversion Deadline”);

(9)	the current Conversion Rate is equal to 41.4390 per each $1,000 principal amount of the Securities, which Conversion Rate may be subject to adjustment pursuant to Article XII of the Indenture;

(10)	any Holders who wish to convert the Securities must comply with the procedures set forth in paragraph 8 of the Securities;

(11)
the Securities may be surrendered for conversion to the Conversion Agent (set forth in paragraph (12) below), through the facilities of the Depository Trust Company, at any time prior to the Conversion Deadline;

(12)	the name and address of the Paying Agent/Conversion Agent are indicated below:

Air Courier Service:	By Registered or Certified Mail:

Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations
MAC N9300-070	MAC N9300-070
600 Fourth Street South, 7th Floor	PO BOX 1517
Minneapolis, MN 55479	Minneapolis, MN 55480-1517

(13)	no representation is made as to the correctness or accuracy of the CUSIP number listed above or as printed on the Securities.
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IMPORTANT TAX INFORMATION
Under current United States federal income tax law, backup withholding generally may apply to the payment of gross redemption proceeds, unless (i) in the case of a non-corporate holder that is a beneficial owner of Securities and that is a United States person (as determined for U.S. federal income tax purposes), the paying agent has received a properly completed IRS Form W-9 setting forth the holder’s taxpayer identification number, or (ii) the holder otherwise establishes an exemption. A holder that is a beneficial owner of Securities and that is not a United States person (as determined for U.S. federal income tax purposes) generally may establish an exemption from backup withholding by providing to the paying agent an IRS Form W-8BEN or W-8BEN-E (or other applicable W-8 form), upon which it certifies its foreign status.
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Direct inquiries to the Trustee by telephone to 1-800-344-5128 or by Fax to 1-877-407-4679. Please refer to the CUSIP number when making inquiries.

Trinity Industries, Inc.
By: Wells Fargo, National Association, as Trustee

Dated: April 23, 2018